UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-08382

Deutsche Strategic Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

November 30, 2016

Annual Report
to Shareholders

Deutsche Strategic Income Trust

Ticker Symbol: KST

Contents

3 Portfolio Management Review

10 Performance Summary

11 Important Notice

12 Investment Portfolio

32 Statement of Assets and Liabilities

33 Statement of Operations

35 Statement of Cash Flows

36 Statements of Changes in Net Assets

37 Financial Highlights

38 Notes to Financial Statements

51 Report of Independent Registered Public Accounting Firm

52 Tax Information

53 Shareholder Meeting Results

55 Dividend Reinvestment and Cash Purchase Plan

58 Advisory Agreement Board Considerations and Fee Evaluation

62 Board Members and Officers

67 Additional Information

The fund's investment objective is to provide high current income.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when sold. Current performance may differ from performance data shown. Please visit deutschefunds.com for the fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Please refer to pages 10 through 11 for more complete performance information.

On July 13, 2016, the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

Investment Process

The fund’s investment objective is to provide high current income. The fund seeks to achieve its objective by investing its assets in a combination of (1) lower-rated corporate fixed-income securities, (2) fixed-income securities of emerging markets and other foreign issuers, and (3) fixed-income securities of the U.S. government and its agencies and instrumentalities and private mortgage-backed issuers.

Deutsche Strategic Income Trust returned 7.82% based on net asset value (NAV) for the one-year period ended November 30, 2016. The fund’s return based on the market price of its shares quoted on the New York Stock Exchange was 20.56%. The fund began the period trading at a 16.81% discount to net asset value, and it finished at a 6.98% discount. The fund’s peer group averaged a 11.7% discount at the beginning of the period, and it finished at a 8.7% discount.

High-yield bonds, as measured by the unmanaged, unleveraged BofA Merrill Lynch US High Yield Master II Constrained Index, returned 12.25%. Emerging-markets bonds, as gauged by the unmanaged, unleveraged JPMorgan EMBI Global Diversified Index, returned 7.19%.

The fund maintained a leveraged position, meaning that it borrowed money as permitted under its investment policies and the Investment Company Act of 1940. The portfolio was approximately 27% leveraged at the close of the period, meaning the fund borrowed $20.5 million. In employing leverage, the fund uses a secured line of credit and then invests the proceeds. Leverage results in additional risks and can magnify the effect of any gains or losses.

"The fund delivered strong absolute returns due to its emphasis on the credit sectors, but it lost some relative performance from its underweight positions in lower-quality securities."

Domestic high-yield bonds produced significant gains in the past 12 months, with the strongest returns concentrated in the interval from March through August. In the initial months of the reporting period, the market lost ground due to the substantial downturn in energy and commodity prices, along with concerns about a potential global economic slowdown caused by weakening growth in China. In mid-February, these worries subsided and commodities experienced a sizable rebound. In addition, the accommodative monetary policies adopted by global central banks prompted investors to search for yield in riskier assets. Together, these positive shifts sparked a strong recovery in high yield and fueled a sharp decline in yield spreads. While the asset class gave up some ground in November as investors recalibrated their expectations for U.S. Federal Reserve Board (the Fed) policy in the wake of Donald Trump’s election, it nonetheless finished with a double-digit return on the strength of its earlier gains. CCC-rated issues outpaced the broader market for the full year, followed by Bs and BBs, respectively. The rally in commodity prices provided a substantial tailwind to CCCs due to the larger representation of energy and commodity-related issues in the credit tier.

Senior loans also posted healthy returns in the period, reflecting the hearty investor demand for higher-yielding securities from mid-February onward. While the asset class finished with a solid gain, it trailed high yield. Investors generally favored riskier securities in the past year, which worked against senior loans given that they are higher in the corporate capital structure. In addition, loans’ performance was depressed somewhat by above-average new issue supply.

As was the case with other higher-risk fixed-income asset classes, emerging-markets debt was supported by increasing commodity prices and investors’ appetite for higher-yielding assets. The emerging markets were further aided by the improvement in global economic conditions and encouraging political developments in select countries.

Performance Attribution

The fund delivered strong absolute returns due to its emphasis on the credit sectors, but it lost some relative performance from its underweight positions in lower-quality securities. In U.S. high yield, for instance, the fund held below-benchmark weightings in the energy sector and in lower-quality bonds rated CCC and below. We took a similarly risk-conscious approach in the emerging markets by tilting the portfolio toward more stable countries over those, such as Venezuela, that featured above-average risk. While this strategy detracted somewhat in the short term, we saw it as the most prudent approach at a time of elevated volatility and the presence of multiple risk factors.

The fund’s allocation to senior loans had an adverse impact on relative performance, as well. However, we added value via our weighting in emerging-markets corporate bonds, which outpaced sovereign debt by a healthy margin.

Among individual securities, the metals and mining company Teck Resources Ltd. was a leading contributor to fund performance. The company’s bonds were supported by the recovery in commodity prices, combined with its actions to reduce debt. The fund’s position in the oil and gas producer Continental Resources, Inc. also gained ground, as rising oil prices led to an improving investor sentiment regarding the long-term viability of lower-rated energy companies. Additionally, the bonds of KazAgro National Management Holding JSC, an agricultural holding company owned by Kazakhstan’s government, performed well thanks to accelerating gross domestic product growth and improving perceptions of the country’s sovereign risk.

While the portfolio was overweight in the energy exploration and production (E&P) subsector, our holdings in this area were largely focused on higher-quality issues. The portfolio’s corresponding underweight in lower-quality E&P issuers, such as Whiting Petroleum Corp., hurt returns as the strong recovery in oil pushed the price of many of these bonds — which had previously traded at a substantial discount — significantly higher. The hospital operator Community Health Systems, Inc., which reported weaker operating results and difficulty in divesting underperforming assets, was an additional detractor.

Outlook and Positioning

We see a number of reasons for continued optimism regarding the U.S. high-yield market. The use of new-issue proceeds was dominated by refinancing during the past year, which substantially reduced concerns about near-term maturities for high-yield issuers and contributed to decreasing default expectations. In addition, forecasts for modest global growth can support commodity prices and drive a search for yield that helps risk assets. We also believe the incoming administration may enact pro-growth economic policies, including lower corporate tax rates, reduced regulation and increased infrastructure spending, which we believe would support yield spreads at their current levels. Although it appears the Fed is likely to begin tightening policy, we also think that well-communicated, measured and data-driven Fed rate moves can provide a favorable backdrop for high yield when accompanied by accelerating growth.

Possible disruptions to this favorable outlook include more aggressive Fed actions, additional volatility in U.S. Treasuries and lingering geopolitical/macroeconomic issues, including the implementation of the United Kingdom’s decision to exit the European Union ("Brexit").

We retain a positive view on single-B-rated issues, which we believe offer the best risk-adjusted return potential in the U.S. high-yield market. The fund is underweight BBs, and we remain on the lookout for credits to reduce or sell in the CCC tier.

We think the likelihood of rising interest rates provides a positive context for leveraged loans. Credit fundamentals for loan issuers remain healthy, with a generally stable earnings outlook. Similar to high-yield bonds, recent refinancing activity has extended issuers’ debt maturity profiles and increased the odds that default rates will remain below historical averages.

We continue to hold a constructive view on emerging-markets sovereign debt, as strengthening commodity prices — combined with improving governance and economic fundamentals in many emerging nations — provides a supportive environment.

Portfolio Management

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2006 with six years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

— Portfolio Manager for High Yield Strategies: New York.

— BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of U.S. dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

The JPMorgan EMBI Global Diversified Index is an unmanaged, unleveraged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-markets sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yield spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Senior loans typically carry interest rates that reflect a spread above some reference rate, generally LIBOR (the London Interbank Offered Rate). Given the recent very low levels of short-term interest rates, in order to attract investors, many leveraged loans have incorporated LIBOR floors. A LIBOR floor requires that the reference rate applied to a loan meet a certain minimum regardless of actual LIBOR levels; however, the interest paid on such loans will not adjust upward until LIBOR rises above the level of the LIBOR floor.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Performance Summary November 30, 2016 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 11/30/16
Deutsche Strategic Income Trust	1-Year	5-Year	10-Year
Based on Net Asset Value(a)	7.82%	7.21%	7.73%
Based on Market Price(a)	20.56%	5.95%	5.87%
JPMorgan Emerging Markets Bond Global Diversified Index(b)	7.19%	5.86%	6.81%
BofA Merrill Lynch US High Yield Master II Constrained Index(c)	12.25%	7.46%	7.36%
Credit Suisse High Yield Index(d)	12.46%	7.24%	7.04%
Morningstar Closed-End High Yield Bond Funds Category (Based on Net Asset Value)(e)	10.88%	8.68%	6.35%

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Expenses of the Fund include management fee, interest expense and other fund expenses. Total returns shown take into account these fees and expenses. The expense ratio of the Fund for the year ended November 30, 2016 was 2.24% (1.59% excluding interest expense).

(b) The JPMorgan Emerging Markets Bond Global Diversified Index is an unmanaged, unleveraged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

(c) The BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of U.S. dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

(d) The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

On June 1, 2016, the BofA Merrill Lynch US High Yield Master II Constrained Index replaced the Credit Suisse High Yield Index as the fund’s comparative broad-based securities market index because the Advisor believes the BofA Merrill Lynch US High Yield Master II Constrained Index more closely reflects the fund’s investment strategies.

(e) Morningstar's Closed-End High Yield Bond Funds category represents high-yield bond portfolios that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below. Morningstar figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Morningstar, Inc. as falling into the Closed-End High Yield Bond Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Morningstar category.

Net Asset Value and Market Price
	As of 11/30/16	As of 11/30/15
Net Asset Value	$ 12.60	$ 12.37
Market Price	$ 11.72	$ 10.29
Premium (discount)	(6.98)%	(16.81)%

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months as of 11/30/16: Income Dividends	$ .64
Return of Capital	$ .01
November Income Dividend	$ .0500
Current Annualized Distribution Rate (Based on Net Asset Value) as of 11/30/16†	4.76%
Current Annualized Distribution Rate (Based on Market Price) as of 11/30/16†	5.12%

† Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Important Notice

On July 13, 2016, the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

Investment Portfolio as of November 30, 2016

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 85.8%
Consumer Discretionary 22.8%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		40,000	40,650
Adient Global Holdings Ltd., 144A, 4.875%, 8/15/2026		200,000	192,000
Allison Transmission, Inc., 144A, 5.0%, 10/1/2024		150,000	151,125
Ally Financial, Inc.:
3.25%, 2/13/2018		265,000	266,457
4.125%, 3/30/2020		590,000	590,000
5.75%, 11/20/2025		200,000	198,000
Altice Financing SA, 144A, 7.5%, 5/15/2026		210,000	212,887
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026		210,000	207,900
AMC Entertainment Holdings, Inc.:
5.875%, 2/15/2022		80,000	83,452
144A, 5.875%, 11/15/2026		95,000	95,713
AMC Networks, Inc., 5.0%, 4/1/2024		265,000	265,662
AmeriGas Finance LLC, 7.0%, 5/20/2022		135,000	141,750
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		295,000	297,212
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		120,000	125,550
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		130,000	124,800
Beacon Roofing Supply, Inc., 6.375%, 10/1/2023		55,000	58,438
Block Communications, Inc., 144A, 7.25%, 2/1/2020		155,000	157,712
Boyd Gaming Corp., 6.875%, 5/15/2023		50,000	53,125
CalAtlantic Group, Inc., 5.25%, 6/1/2026		239,000	231,830
Caleres, Inc., 6.25%, 8/15/2023		40,000	41,800
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		120,000	122,925
144A, 5.5%, 5/1/2026		765,000	772,650
144A, 5.875%, 4/1/2024		105,000	111,169
144A, 5.875%, 5/1/2027		155,000	158,100
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		214,000	210,790
144A, 6.375%, 9/15/2020		140,000	142,800
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		50,000	51,750
Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/2020		20,000	18,700
Cogeco Communications, Inc., 144A, 4.875%, 5/1/2020		10,000	10,300
CSC Holdings LLC:
5.25%, 6/1/2024		80,000	74,992
144A, 5.5%, 4/15/2027		310,000	305,931
Dana, Inc.:
5.375%, 9/15/2021		500,000	517,500
5.5%, 12/15/2024		55,000	55,413
DISH DBS Corp.:
4.625%, 7/15/2017		400,000	404,000
6.75%, 6/1/2021		30,000	32,250
Dollar Tree, Inc.:
5.25%, 3/1/2020		315,000	325,237
5.75%, 3/1/2023		105,000	112,087
Fiat Chrysler Automobiles NV, 4.5%, 4/15/2020		310,000	313,875
Goodyear Tire & Rubber Co.:
5.0%, 5/31/2026		130,000	129,025
5.125%, 11/15/2023		60,000	61,275
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		150,000	146,250
144A, 5.25%, 12/15/2023		210,000	205,275
Hanesbrands, Inc., 144A, 4.625%, 5/15/2024		110,000	109,725
HD Supply, Inc.:
144A, 5.25%, 12/15/2021		85,000	89,675
144A, 5.75%, 4/15/2024		55,000	56,238
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		25,000	26,250
Lennar Corp., 4.75%, 11/15/2022		150,000	152,625
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		45,000	38,644
Mediacom Broadband LLC, 6.375%, 4/1/2023		155,000	162,750
NCL Corp., Ltd., 144A, 4.625%, 11/15/2020		85,000	86,063
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		45,000	45,900
Penske Automotive Group, Inc.:
5.375%, 12/1/2024		150,000	147,375
5.5%, 5/15/2026		85,000	81,926
PulteGroup, Inc., 4.25%, 3/1/2021		320,000	325,600
Quebecor Media, Inc., 5.75%, 1/15/2023		80,000	82,200
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021		25,000	25,438
Sabre GLBL, Inc.:
144A, 5.25%, 11/15/2023		20,000	20,250
144A, 5.375%, 4/15/2023		5,000	5,063
Sally Holdings LLC, 5.625%, 12/1/2025		150,000	155,625
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		50,000	49,250
SFR Group SA:
144A, 6.0%, 5/15/2022		290,000	292,175
144A, 7.375%, 5/1/2026		315,000	314,212
Sirius XM Radio, Inc., 144A, 5.375%, 7/15/2026		150,000	148,875
Springs Industries, Inc., 6.25%, 6/1/2021		115,000	118,128
Starz LLC, 5.0%, 9/15/2019		60,000	60,846
Suburban Propane Partners LP, 5.75%, 3/1/2025		45,000	45,225
Tenneco, Inc., 5.0%, 7/15/2026		110,000	108,112
Toll Brothers Finance Corp., 4.875%, 11/15/2025		95,000	93,575
TRI Pointe Group, Inc.:
4.375%, 6/15/2019		55,000	55,825
4.875%, 7/1/2021		610,000	620,675
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		300,000	307,500
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		305,000	300,614
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		152,000	158,080
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		80,000	72,200
144A, 8.5%, 10/15/2022		80,000	81,600
Virgin Media Secured Finance PLC, 144A, 5.5%, 8/15/2026		200,000	196,000
WMG Acquisition Corp., 144A, 5.0%, 8/1/2023		45,000	45,000
			12,497,596
Consumer Staples 2.0%
Aramark Services, Inc.:
144A, 4.75%, 6/1/2026		305,000	295,469
5.125%, 1/15/2024		60,000	61,600
Cott Beverages, Inc.:
5.375%, 7/1/2022		145,000	145,544
6.75%, 1/1/2020		55,000	56,925
JBS U.S.A. LUX SA:
144A, 5.75%, 6/15/2025		60,000	58,800
144A, 7.25%, 6/1/2021		205,000	211,150
144A, 8.25%, 2/1/2020		65,000	66,787
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		45,000	47,993
Smithfield Foods, Inc., 6.625%, 8/15/2022		4,000	4,215
The WhiteWave Foods Co., 5.375%, 10/1/2022		120,000	132,300
			1,080,783
Energy 11.4%
Antero Midstream Partners LP, 144A, 5.375%, 9/15/2024		70,000	71,400
Antero Resources Corp.:
5.125%, 12/1/2022		100,000	101,500
5.375%, 11/1/2021		85,000	87,231
5.625%, 6/1/2023		60,000	61,125
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		65,000	63,375
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		75,000	76,500
Cheniere Corpus Christi Holdings LLC, 144A, 7.0%, 6/30/2024		100,000	106,500
Continental Resources, Inc.:
4.5%, 4/15/2023		50,000	48,625
5.0%, 9/15/2022		580,000	578,550
Crestwood Midstream Partners LP, 6.25%, 4/1/2023		40,000	40,600
DCP Midstream Operating LP, 2.7%, 4/1/2019		200,000	198,750
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		200,000	203,376
Diamondback Energy, Inc., 144A, 4.75%, 11/1/2024		130,000	130,162
Energy Transfer Equity LP, 7.5%, 10/15/2020		500,000	558,750
EP Energy LLC, 144A, 8.0%, 11/29/2024		50,000	51,500
Gulfport Energy Corp.:
144A, 6.0%, 10/15/2024		35,000	35,613
6.625%, 5/1/2023		30,000	31,350
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025		110,000	111,650
Holly Energy Partners LP:
144A, 6.0%, 8/1/2024		80,000	83,200
6.5%, 3/1/2020		45,000	46,076
Laredo Petroleum, Inc., 6.25%, 3/15/2023		90,000	91,575
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		200,000	176,500
144A, 6.5%, 3/15/2021		200,000	180,000
Murphy Oil Corp., 6.875%, 8/15/2024		65,000	68,412
Newfield Exploration Co.:
5.375%, 1/1/2026		45,000	45,675
5.75%, 1/30/2022		80,000	82,800
Oasis Petroleum, Inc.:
6.875%, 3/15/2022		30,000	30,900
6.875%, 1/15/2023		10,000	10,250
PDC Energy, Inc., 144A, 6.125%, 9/15/2024		60,000	61,500
Precision Drilling Corp., 144A, 7.75%, 12/15/2023		40,000	40,600
Range Resources Corp.:
4.875%, 5/15/2025		165,000	155,925
144A, 5.875%, 7/1/2022		65,000	65,325
Ras Laffan Liquefied Natural Gas Co., Ltd. II, 144A, 5.298%, 9/30/2020		106,800	112,807
Reliance Industries Ltd., 144A, 4.125%, 1/28/2025		250,000	249,246
Rice Energy, Inc., 7.25%, 5/1/2023		15,000	15,750
Sabine Pass Liquefaction LLC:
144A, 5.0%, 3/15/2027		450,000	444,375
5.625%, 2/1/2021		260,000	275,600
5.625%, 4/15/2023		150,000	156,750
144A, 5.875%, 6/30/2026		155,000	163,719
Sunoco LP:
5.5%, 8/1/2020		50,000	50,250
6.25%, 4/15/2021		250,000	252,655
6.375%, 4/1/2023		45,000	45,113
Tesoro Logistics LP:
5.25%, 1/15/2025 (b)		340,000	344,250
6.125%, 10/15/2021		30,000	31,388
6.375%, 5/1/2024		65,000	70,037
Whiting Petroleum Corp.:
5.75%, 3/15/2021		140,000	137,900
6.25%, 4/1/2023		70,000	68,337
WPX Energy, Inc., 7.5%, 8/1/2020		150,000	158,250
			6,271,722
Financials 5.0%
AerCap Ireland Capital Ltd.:
3.95%, 2/1/2022		200,000	202,500
4.625%, 10/30/2020		670,000	697,637
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		95,000	95,713
CIT Group, Inc.:
3.875%, 2/19/2019		415,000	422,262
5.0%, 5/15/2017		80,000	80,900
5.0%, 8/15/2022		400,000	416,500
CNO Financial Group, Inc.:
4.5%, 5/30/2020		150,000	153,938
5.25%, 5/30/2025		45,000	44,944
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		250,000	261,800
Dana Financing Luxembourg Sarl, 144A, 6.5%, 6/1/2026		160,000	165,200
E*TRADE Financial Corp.:
4.625%, 9/15/2023		60,000	60,932
5.375%, 11/15/2022		50,000	52,988
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		110,000	114,125
			2,769,439
Health Care 5.0%
Alere, Inc., 144A, 6.375%, 7/1/2023		60,000	60,525
Endo Finance LLC:
144A, 5.375%, 1/15/2023		80,000	69,800
144A, 5.75%, 1/15/2022		80,000	72,100
Endo Ltd., 144A, 6.5%, 2/1/2025		45,000	38,419
Fresenius Medical Care U.S. Finance II, Inc., 144A, 6.5%, 9/15/2018		45,000	47,700
HCA, Inc.:
4.5%, 2/15/2027		150,000	141,375
4.75%, 5/1/2023		300,000	302,250
5.25%, 6/15/2026		170,000	170,184
6.5%, 2/15/2020		340,000	370,175
7.5%, 2/15/2022		170,000	189,125
Hologic, Inc., 144A, 5.25%, 7/15/2022		30,000	31,125
LifePoint Health, Inc.:
144A, 5.375%, 5/1/2024		120,000	115,125
5.5%, 12/1/2021		105,000	107,362
5.875%, 12/1/2023		85,000	84,681
Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020		25,000	24,500
144A, 5.625%, 10/15/2023		50,000	45,250
Tenet Healthcare Corp.:
4.35%**, 6/15/2020		60,000	60,000
144A, 7.5%, 1/1/2022 (b)		70,000	71,969
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		110,000	92,400
144A, 5.875%, 5/15/2023		105,000	78,225
144A, 6.125%, 4/15/2025		305,000	225,700
144A, 7.5%, 7/15/2021		385,000	325,325
			2,723,315
Industrials 8.6%
ADT Corp.:
3.5%, 7/15/2022		55,000	51,837
5.25%, 3/15/2020		90,000	95,625
6.25%, 10/15/2021		155,000	167,012
Air Lease Corp., 4.75%, 3/1/2020		1,110,000	1,179,185
Allegion PLC, 5.875%, 9/15/2023		30,000	31,838
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		105,000	93,581
Belden, Inc., 144A, 5.5%, 9/1/2022		135,000	137,700
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		130,000	113,750
144A, 6.0%, 10/15/2022		95,000	83,362
144A, 8.75%, 12/1/2021		36,000	35,730
CNH Industrial Capital LLC:
3.25%, 2/1/2017		335,000	335,419
3.875%, 7/16/2018		60,000	60,675
Covanta Holding Corp., 5.875%, 3/1/2024		85,000	82,875
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		55,000	55,000
DR Horton, Inc., 4.0%, 2/15/2020		30,000	30,938
EnerSys, 144A, 5.0%, 4/30/2023		15,000	15,038
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		85,000	87,550
FTI Consulting, Inc., 6.0%, 11/15/2022		80,000	83,200
Garda World Security Corp., 144A, 7.25%, 11/15/2021		105,000	97,125
Huntington Ingalls Industries, Inc.:
144A, 5.0%, 12/15/2021		120,000	124,800
144A, 5.0%, 11/15/2025		60,000	61,350
Kenan Advantage Group, Inc., 144A, 7.875%, 7/31/2023		80,000	76,800
Manitowoc Foodservice, Inc., 9.5%, 2/15/2024		43,000	49,020
Masonite International Corp., 144A, 5.625%, 3/15/2023		65,000	66,137
Moog, Inc., 144A, 5.25%, 12/1/2022		50,000	50,875
Novelis Corp.:
144A, 5.875%, 9/30/2026		165,000	164,794
144A, 6.25%, 8/15/2024		85,000	87,975
Oshkosh Corp.:
5.375%, 3/1/2022		60,000	62,550
5.375%, 3/1/2025		240,000	247,200
Ply Gem Industries, Inc., 6.5%, 2/1/2022		145,000	148,563
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023		10,000	10,750
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		105,000	109,923
Summit Materials LLC:
6.125%, 7/15/2023		100,000	101,500
8.5%, 4/15/2022		45,000	49,556
Titan International, Inc., 6.875%, 10/1/2020		85,000	82,450
United Rentals North America, Inc.:
5.5%, 5/15/2027		55,000	54,989
6.125%, 6/15/2023		10,000	10,550
7.625%, 4/15/2022		43,000	45,473
WESCO Distribution, Inc., 144A, 5.375%, 6/15/2024		80,000	80,000
XPO Logistics, Inc., 144A, 6.125%, 9/1/2023		30,000	30,675
ZF North America Capital, Inc., 144A, 4.0%, 4/29/2020		150,000	155,250
			4,708,620
Information Technology 3.4%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		35,000	35,875
Cardtronics, Inc., 5.125%, 8/1/2022		50,000	50,500
CDW LLC, 6.0%, 8/15/2022		115,000	121,900
Diamond 1 Finance Corp.:
144A, 4.42%, 6/15/2021		195,000	200,654
144A, 5.875%, 6/15/2021		65,000	68,461
EarthLink Holdings Corp., 7.375%, 6/1/2020		95,000	100,403
EMC Corp., 1.875%, 6/1/2018		300,000	295,613
Entegris, Inc., 144A, 6.0%, 4/1/2022		55,000	57,200
First Data Corp., 144A, 7.0%, 12/1/2023		100,000	104,688
Jabil Circuit, Inc., 5.625%, 12/15/2020		105,000	111,562
Match Group, Inc., 6.375%, 6/1/2024		50,000	52,812
Micron Technology, Inc., 144A, 7.5%, 9/15/2023		170,000	187,850
NCR Corp.:
5.875%, 12/15/2021		20,000	20,875
6.375%, 12/15/2023		50,000	52,625
NXP BV, 144A, 4.125%, 6/1/2021		200,000	208,500
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		45,000	46,913
Western Digital Corp.:
144A, 7.375%, 4/1/2023		45,000	48,600
144A, 10.5%, 4/1/2024		75,000	86,812
			1,851,843
Materials 13.4%
AK Steel Corp.:
7.5%, 7/15/2023		100,000	108,750
7.625%, 5/15/2020		100,000	102,500
Anglo American Capital PLC:
144A, 4.125%, 9/27/2022		200,000	200,500
144A, 4.875%, 5/14/2025		300,000	304,500
Ardagh Packaging Finance PLC, 144A, 7.25%, 5/15/2024		200,000	209,000
Ball Corp., 4.375%, 12/15/2020		45,000	47,363
Berry Plastics Corp., 5.5%, 5/15/2022		160,000	166,400
Cascades, Inc., 144A, 5.5%, 7/15/2022		55,000	55,756
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		200,000	210,000
Chemours Co.:
6.625%, 5/15/2023		60,000	59,250
7.0%, 5/15/2025		25,000	24,625
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		55,000	54,588
Constellium NV, 144A, 7.875%, 4/1/2021		250,000	268,750
Eagle Materials, Inc., 4.5%, 8/1/2026		85,000	83,512
Freeport-McMoRan, Inc.:
2.3%, 11/14/2017		225,000	224,437
2.375%, 3/15/2018		495,000	491,287
Graphic Packaging International, Inc., 4.125%, 8/15/2024		220,000	212,850
Greif, Inc., 7.75%, 8/1/2019		230,000	253,862
Hexion, Inc., 6.625%, 4/15/2020		50,000	43,000
Huntsman International LLC, 5.125%, 11/15/2022		250,000	253,750
Kaiser Aluminum Corp., 5.875%, 5/15/2024		80,000	82,600
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		100,000	104,500
Platform Specialty Products Corp.:
144A, 6.5%, 2/1/2022		65,000	64,025
144A, 10.375%, 5/1/2021		50,000	54,625
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023		175,000	176,750
5.75%, 10/15/2020		920,000	946,450
6.875%, 2/15/2021		132,868	136,854
144A, 7.0%, 7/15/2024		20,000	21,113
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		35,000	35,788
144A, 5.125%, 12/1/2024		15,000	15,225
Teck Resources Ltd.:
3.75%, 2/1/2023		250,000	237,500
4.5%, 1/15/2021		850,000	865,937
144A, 8.0%, 6/1/2021		160,000	175,744
144A, 8.5%, 6/1/2024		30,000	35,025
Tronox Finance LLC:
6.375%, 8/15/2020		275,000	250,594
144A, 7.5%, 3/15/2022		70,000	63,875
United States Steel Corp., 144A, 8.375%, 7/1/2021		185,000	204,425
Valvoline, Inc., 144A, 5.5%, 7/15/2024		45,000	46,631
Volcan Cia Minera SAA, 144A, 5.375%, 2/2/2022		420,000	400,575
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		30,000	31,500
144A, 5.625%, 10/1/2024		15,000	15,900
			7,340,316
Real Estate 1.9%
CyrusOne LP, (REIT), 6.375%, 11/15/2022		110,000	115,225
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022		70,000	72,975
(REIT), 5.375%, 4/1/2023		265,000	271,956
(REIT), 5.75%, 1/1/2025		50,000	51,563
(REIT), 5.875%, 1/15/2026		50,000	51,876
Iron Mountain, Inc., 144A, (REIT), 4.375%, 6/1/2021		60,000	61,350
MPT Operating Partnership LP:
(REIT), 5.25%, 8/1/2026		20,000	18,750
(REIT), 6.375%, 2/15/2022		110,000	112,887
(REIT), 6.375%, 3/1/2024		105,000	107,625
VEREIT Operating Partnership LP:
(REIT), 4.125%, 6/1/2021		125,000	128,125
(REIT), 4.875%, 6/1/2026		50,000	51,250
			1,043,582
Telecommunication Services 10.0%
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		200,000	208,599
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		40,000	41,650
Series T, 5.8%, 3/15/2022		150,000	147,750
Series S, 6.45%, 6/15/2021		165,000	170,259
Series W, 6.75%, 12/1/2023		185,000	185,000
Series Y, 7.5%, 4/1/2024		165,000	170,344
CommScope, Inc.:
144A, 4.375%, 6/15/2020		40,000	40,900
144A, 5.0%, 6/15/2021		95,000	96,188
Digicel Ltd., 144A, 7.0%, 2/15/2020		200,000	184,000
Frontier Communications Corp.:
6.25%, 9/15/2021		45,000	42,188
7.125%, 1/15/2023		235,000	203,863
8.5%, 4/15/2020		35,000	36,400
10.5%, 9/15/2022		195,000	201,338
11.0%, 9/15/2025		500,000	501,250
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		90,000	96,750
Intelsat Jackson Holdings SA, 144A, 8.0%, 2/15/2024		186,000	187,395
Level 3 Financing, Inc.:
5.375%, 8/15/2022		215,000	218,762
5.375%, 1/15/2024		60,000	60,300
6.125%, 1/15/2021		60,000	62,100
Millicom International Cellular SA, 144A, 6.0%, 3/15/2025		200,000	194,750
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020		85,000	91,428
7.0%, 8/15/2020		500,000	518,750
Sprint Corp., 7.125%, 6/15/2024		440,000	437,527
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024		351,000	368,550
6.125%, 1/15/2022		40,000	41,883
6.375%, 3/1/2025		151,000	161,381
6.5%, 1/15/2026		5,000	5,400
6.625%, 11/15/2020		65,000	66,463
Telesat Canada, 144A, 8.875%, 11/15/2024		80,000	81,700
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		80,000	83,328
Windstream Services LLC:
7.75%, 10/15/2020		90,000	91,575
7.75%, 10/1/2021		150,000	149,250
Zayo Group LLC:
6.0%, 4/1/2023		205,000	213,712
6.375%, 5/15/2025		139,000	144,560
			5,505,293
Utilities 2.3%
Calpine Corp.:
5.375%, 1/15/2023		85,000	82,060
5.75%, 1/15/2025		185,000	176,675
Dynegy, Inc., 7.625%, 11/1/2024		140,000	128,800
NGL Energy Partners LP, 5.125%, 7/15/2019		70,000	68,250
NRG Energy, Inc.:
6.25%, 7/15/2022		300,000	300,750
6.25%, 5/1/2024		285,000	275,737
144A, 6.625%, 1/15/2027		45,000	41,625
144A, 7.25%, 5/15/2026		160,000	156,400
7.875%, 5/15/2021		11,000	11,413
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		35,000	33,294
			1,275,004
Total Corporate Bonds (Cost $46,443,195)			47,067,513

Asset-Backed 4.2%
Miscellaneous
Apidos CLO XXI, "C", Series 2015-21A, 144A, 4.229%**, 7/18/2027		375,000	358,525
Babson CLO Ltd., "D", Series 2015-2A, 144A, 4.496%**, 7/20/2027		1,000,000	982,176
Cumberland Park CLO Ltd., "D", Series 2015-2A, 144A, 4.096%**, 7/20/2026		500,000	475,947
Marea CLO Ltd., "DR", Series 2012-1A, 144A, 4.43%**, 10/15/2023		500,000	497,925
Total Asset-Backed (Cost $2,331,977)			2,314,573

Government & Agency Obligations 4.1%
Other Government Related (c) 0.5%
VTB Bank OJSC, 144A, 6.315%, 2/22/2018		265,000	274,974
Sovereign Bonds 3.6%
Dominican Republic, 144A, 6.875%, 1/29/2026		100,000	103,582
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		250,000	225,427
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		200,000	200,760
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	481	214
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	11,600,000	44,761
Republic of Panama, 9.375%, 1/16/2023		665,000	849,537
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		200,000	202,766
144A, 5.75%, 1/18/2022		365,000	363,652
			1,990,699
Total Government & Agency Obligations (Cost $2,263,906)			2,265,673

Loan Participations and Assignments 36.8%
Senior Loans**
Consumer Discretionary 10.2%
1011778 B.C. Unlimited Liability Co., Term Loan B2, 3.75%, 12/10/2021		428,112	431,656
Altice U.S. Finance I Corp., Term Loan B, 3.882%, 1/15/2025		407,310	409,941
Atlantic Broadband Finance LLC, Term Loan B, 3.25%, 11/30/2019		967,575	970,904
Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.86%, 4/30/2019		465,000	469,417
Hilton Worldwide Finance LLC:
Term Loan B2, 3.084%, 10/25/2023		815,108	821,833
Term Loan B1, 3.5%, 10/26/2020		79,735	80,271
Quebecor Media, Inc., Term Loan B1, 3.402%, 8/17/2020		931,250	930,477
Seminole Tribe of Florida, Term Loan, 3.088%, 4/29/2020		800,300	803,469
Visteon Corp., Term Delay Draw B, 3.546%, 4/9/2021		700,000	704,375
			5,622,343
Consumer Staples 2.8%
Albertson's LLC, Term Loan B6, 4.75%, 6/22/2023		497,799	499,939
Pinnacle Foods Finance LLC:
Term Loan H, 3.25%, 4/29/2020		716,533	720,656
Term Loan G, 3.387%, 4/29/2020		317,792	319,660
			1,540,255
Energy 0.6%
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		340,501	321,561
Financials 0.8%
Delos Finance Sarl, Term Loan B, 3.588%, 3/6/2021		425,000	428,302
Health Care 3.8%
AmSurg Corp., First Lien Term Loan B, 5.25%, 7/16/2021		215,050	215,408
Community Health Systems, Inc.:
Term Loan G, 3.75%, 12/31/2019		72,107	68,425
Term Loan H, 4.0%, 1/27/2021		132,676	125,710
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		1,110,440	1,116,686
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 5.0%, 2/13/2019		282,607	280,488
Term Loan B, 5.25%, 12/11/2019		267,114	264,944
			2,071,661
Industrials 5.7%
BE Aerospace, Inc., Term Loan B, 3.863%, 12/16/2021		834,545	837,779
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		603,647	608,555
Sabre, Inc., Term Loan B, 4.0%, 2/19/2019		493,885	498,105
TransDigm, Inc., Term Loan F, 3.75%, 6/9/2023		469,674	471,466
Waste Industries U.S.A., Inc., Term Loan, 3.5%, 2/27/2020		692,965	695,996
			3,111,901
Information Technology 1.1%
First Data Corp., Term Loan, 3.584%, 3/24/2021		625,833	629,501
Materials 5.2%
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		728,238	707,392
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 3.75%, 2/1/2020		433,678	436,319
Berry Plastics Holding Corp.:
Term Loan D, 3.5%, 2/8/2020		725,564	728,778
Term Loan G, 3.5%, 1/6/2021		304,001	305,245
MacDermid, Inc., Term Loan, 5.0%, 6/7/2023		509,257	514,668
PolyOne Corp., Term Loan B, 3.5%, 11/11/2022		163,764	165,810
			2,858,212
Telecommunication Services 1.2%
DigitalGlobe, Inc., Term Loan B, 4.75%, 1/31/2020		14,475	14,602
Level 3 Financing, Inc.:
Term Loan B2, 3.5%, 5/31/2022		180,000	181,491
Term Loan B, 4.0%, 1/15/2020		485,000	489,426
			685,519
Utilities 5.4%
Calpine Corp., Term Loan B5, 3.59%, 5/27/2022		1,831,813	1,839,598
NRG Energy, Inc., Term Loan B, 3.5%, 6/30/2023		1,108,289	1,112,583
			2,952,181
Total Loan Participations and Assignments (Cost $20,182,337)			20,221,436

Convertible Bond 0.2%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5% Cash, 7.5% PIK, 10/30/2018 (Cost $113,326)		113,567	116,168

Preferred Security 0.3%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $123,324)		175,000	170,625

	Shares	Value ($)

Common Stocks 0.0%
Industrials 0.0%
Congoleum Corp.*	2,000	400
Quad Graphics, Inc.	31	872
		1,272
Materials 0.0%
GEO Specialty Chemicals, Inc.*	11,502	4,517
Total Common Stocks (Cost $19,550)		5,789

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $20,981)	95	501

Cash Equivalents 5.0%
Deutsche Central Cash Management Government Fund, 0.38% (d) (Cost $2,753,787)	2,753,787	2,753,787

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $74,252,383)†	136.4	74,916,065
Other Assets and Liabilities, Net	0.9	513,501
Notes Payable	(37.3)	(20,500,000)
Net Assets	100.0	54,929,566

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of November 30, 2016.

† The cost for federal income tax purposes was $74,453,761. At November 30, 2016, net unrealized appreciation for all securities based on tax cost was $462,304. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,299,101 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $836,797.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued security.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

JSC: Joint Stock Company

OJSC: Open Joint Stock Company

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

Currency Abbreviations
ARS Argentine Peso HUF Hungarian Forint

For information on the Fund's policy and additional disclosures, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (e)
Corporate Bonds	$ —	$ 47,067,513	$ —	$ 47,067,513
Asset-Backed	—	2,314,573	—	2,314,573
Government & Agency Obligations	—	2,265,673	—	2,265,673
Loan Participations and Assignments	—	20,221,436	—	20,221,436
Convertible Bond	—	—	116,168	116,168
Preferred Security	—	170,625	—	170,625
Common Stocks (e)	872	—	4,917	5,789
Warrant	—	—	501	501
Short-Term Investments	2,753,787	—	—	2,753,787
Total	$ 2,754,659	$ 72,039,820	$ 121,586	$ 74,916,065

There have been no transfers between fair value measurement levels during the year ended November 30, 2016.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of November 30, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $71,498,596)	$ 72,162,278
Investment in Deutsche Central Cash Management Government Fund (cost $2,753,787)	2,753,787
Total investments in securities, at value (cost $74,252,383)	74,916,065
Cash	15,855
Foreign currency, at value (cost $16,736)	15,284
Receivable for investments sold — when-issued securities	30,225
Receivable for investments sold	854,834
Dividends receivable	9
Interest receivable	837,398
Foreign taxes recoverable	279
Other assets	3,205
Total assets	76,673,154
Liabilities
Payable for investments purchased — when-issued securities	440,000
Payable for investments purchased	582,007
Notes payable	20,500,000
Interest on notes payable	8,658
Accrued management fee	39,716
Accrued Trustees' fees	1,523
Other accrued expenses and payables	171,684
Total liabilities	21,743,588
Net assets, at value	$ 54,929,566

Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	663,682
Foreign currency	(1,551)
Accumulated net realized gain (loss)	(4,953,504)
Paid-in capital	59,220,939
Net assets, at value	54,929,566
Net Asset Value
Net Asset Value per share ($54,929,566 ÷ 4,358,304 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.60

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended November 30, 2016
Investment Income
Income: Interest	$ 3,891,076
Dividends	733
Income distributions — Deutsche Central Cash Management Government Fund	5,896
Other income	24,013
Total income	3,921,718
Expenses: Management fee	459,592
Services to shareholders	4,932
Custodian fee	54,498
Professional fees	194,456
Reports to shareholders	65,605
Trustees' fees and expenses	8,365
Interest expenses	349,931
Stock exchange listing fees	19,440
Other	54,655
Total expenses	1,211,474
Net investment income	2,710,244
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,424,071)
Swap contracts	4,076
Written options	7,130
Foreign currency	(1,390)
(1,414,255)
Change in net unrealized appreciation (depreciation): Investments	2,449,895
Swap contracts	(3,459)
Written options	(7,128)
Foreign currency	(505)
2,438,803
Net gain (loss)	1,024,548
Net increase (decrease) in net assets resulting from operations	$ 3,734,792

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the year ended November 30, 2016
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 3,734,792
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) in operating activities: Purchases of long-term investments	(28,041,614)
Net purchases, sales and maturities of short-term investments	(1,731,771)
Net amortization of premium/(accretion of discount)	9,448
Proceeds from sales and maturities of long-term investments	35,599,075
(Increase) decrease in dividends receivable	(9)
(Increase) decrease in interest receivable	36,551
(Increase) decrease in other assets	(187)
(Increase) decrease in receivable for investments sold	(517,895)
Increase (decrease) in receivable for investments sold — when-issued securities	(30,225)
(Increase) decrease in upfront payments paid/received on credit default swap contracts	6,565
Increase (decrease) in written options, at value	(2)
Increase (decrease) in interest on notes payable	(15,045)
Increase (decrease) in payable for investments purchased	(5,340,049)
Increase (decrease) in payable for investments purchased — when-issued securities	129,219
Increase (decrease) in other accrued expenses and payables	99,489
Change in unrealized (appreciation) depreciation on investments	(2,449,895)
Change in unrealized (appreciation) depreciation on swap contracts	3,459
Net realized (gain) loss from investments	1,424,071
Cash provided (used) by operating activities	2,915,977
Cash Flows from Financing Activities
Net increase (decrease) in notes payable	400,000
Payment for shares repurchased	(612,777)
Distributions paid (net of reinvestment of distributions)	(2,836,880)
Cash provided (used) by financing activities	(3,049,657)
Increase (decrease) in cash	(133,680)
Cash at beginning of period (including foreign currency)	164,819
Cash at end of period (including foreign currency)	$ 31,139
Supplemental Disclosure
Interest paid on notes	$ (364,976)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended November 30,
	2016	2015
Operations: Net investment income	$ 2,710,244	$ 3,087,135
Net realized gain (loss)	(1,414,255)	(3,082,994)
Change in net unrealized appreciation (depreciation)	2,438,803	(1,869,267)
Net increase (decrease) in net assets resulting from operations	3,734,792	(1,865,126)
Distributions to shareholders from: Net investment income	(2,795,943)	(3,293,091)
Net realized gains	—	(693,005)
Return of capital	(40,937)	(222,267)
Total distributions	(2,836,880)	(4,208,363)
Fund share transactions: Cost of shares repurchased	(596,297)	(724,067)
Increase (decrease) in net assets	301,615	(6,797,556)
Net assets at beginning of period	54,627,951	61,425,507
Net assets at end of period (including distributions in excess of net investment income of $0 and $18,098, respectively)	$ 54,929,566	$ 54,627,951
Other Information
Shares outstanding at beginning of period	4,415,736	4,479,857
Shares repurchased	(57,432)	(64,121)
Shares outstanding at end of period	4,358,304	4,415,736

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended November 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 12.37	$ 13.71	$ 14.00	$ 14.32	$ 13.00
Income (loss) from investment operations: Net investment income[a]	.62	.69	.83	.92	1.08
Net realized and unrealized gain (loss)	.24	(1.11)	(.23)	(.14)	1.43
Total from investment operations	.86	(.42)	.60	.78	2.51
Less distributions from: Net investment income	(.64)	(.74)	(.96)	(1.10)	(1.19)
Net realized gains	—	(.16)	—	—	—
Return of capital	(.01)	(.05)	—	—	—
Total distributions	(.65)	(.95)	(.96)	(1.10)	(1.19)
NAV accretion resulting from repurchases of shares at a discount to NAV[a]	.02	.03	.07	—	—
Net asset value, end of period	$ 12.60	$ 12.37	$ 13.71	$ 14.00	$ 14.32
Market price, end of period	$ 11.72	$ 10.29	$ 12.01	$ 13.07	$ 14.26
Total Return
Based on net asset value (%)[b]	7.82	(1.95)	5.58	5.78	19.96
Based on market price (%)[b]	20.56	(6.89)	(.93)	(.83)	21.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	55	61	66	67
Ratio of expenses (including interest expense) (%)	2.24	1.80	1.83	1.85	1.94
Ratio of expenses (excluding interest expense) (%)	1.59	1.37	1.35	1.33	1.30
Ratio of net investment income (%)	5.01	5.33	5.88	6.50	7.77
Portfolio turnover rate (%)	37	48	70	72	45
Total debt outstanding, end of period ($ thousands)	20,500	20,100	26,500	28,000	29,500
Asset coverage per $1,000 of debt[c]	3,679	3,718	3,318	3,348	3,278

[a] Based on average shares outstanding during the period.

[b] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

[c] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Strategic Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

On July 13, 2016, the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund is approved to participate in securities lending, but had no securities on loan during the year ended November 30, 2016. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market price. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. The Fund may invest the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of November 30, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash and foreign currency positions at the Fund's custodian bank at November 30, 2016.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At November 30, 2016, the Fund had $4,752,000 of tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,405,000) and long-term losses ($3,347,000).

The Fund has reviewed the tax positions for the open tax years as of November 30, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, swap contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (4,752,000)
Net unrealized appreciation (depreciation) on investments	$ 462,304

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended November 30,
	2016	2015
Distributions from ordinary income*	$ 2,795,943	$ 3,293,091
Distributions from long-term capital gains	$ —	$ 693,005
Return of capital distributions	$ 40,937	$ 222,267

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended November 30, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open swap contracts as of November 30, 2016. For the year ended November 30, 2016, the investment in credit default swap contracts sold had a total notional amount generally indicative of a range from $0 to approximately $75,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate on swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended November 30, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts or written option contracts as of November 30, 2016. For the year ended November 30, 2016, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $7,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $10,000.

There were no derivatives held as of November 30, 2016. The following table summarizes the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended November 30, 2016, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)
	Purchased Options	Written Options	Swap Contracts	Total
Interest Rate Contracts (a)	$ (9,870)	$ 7,130	$ —	$ (2,740)
Credit Contracts (a)	—	—	4,076	4,076
	$ (9,870)	$ 7,130	$ 4,076	$ 1,336

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options and swap contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Swap Contracts	Total
Interest Rate Contracts (a)	$ 9,856	$ (7,128)	$ —	$ 2,728
Credit Contracts (a)	—	—	(3,459)	(3,459)
	$ 9,856	$ (7,128)	$ (3,459)	$ (731)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options and swap contracts, respectively

C. Purchases and Sales of Securities

During the year ended November 30, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $28,041,614 and $35,599,075, respectively.

For the year ended November 30, 2016, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	200,000	$ 7,130
Options Expired	(200,000)	$ (7,130)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2016, the amount charged to the Fund by DSC aggregated $1,020, of which $256 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $15,870, of which $9,121 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Deutsche Central Cash Management Government Fund. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. Deutsche Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Borrowings

The Fund has a secured line of credit with a commercial bank in an amount up to $27,000,000, a maturity date of December 20, 2017 and a borrowing rate at the applicable LIBOR rate plus 0.95% (0.90% prior to December 21, 2016. A commitment fee on the unused portion of the facility is charged to the Fund and is included with "interest expense" in the Statement of Operations. At November 30, 2016, the Fund had a notes payable outstanding of $20,500,000. The weighted average outstanding daily balance of all loans during the year ended November 30, 2016 was approximately $22,502,000, with a weighted average annual borrowing cost of 1.56%. The borrowings were valued at cost, which approximates fair value.

Leverage involves risks and special considerations for the Fund's stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

Changes in the value of the Fund's portfolio will be borne by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to meet payment obligations on borrowings to comply with asset coverage or other restrictions imposed by the lender. The Fund is subject to certain restrictions on its investments under the terms of its credit agreement. Moreover, certain covenants contained in the credit agreement impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

There is no assurance that the Fund's leveraging strategy will be successful.

H. Share Repurchases

The Board has authorized the Fund to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the year ended November 30, 2016, and the year ended November 30, 2015, the Fund purchased 57,432 and 64,121 shares of beneficial interest on the open market at a total cost of $596,297 and $724,067 ($10.38 and $11.29 average per share), respectively. The average discount on these purchases, comparing the purchase price to the net asset value at the time of purchase, was 13.45% and 12.93%, respectively.

On September 11, 2015, the Fund announced that the Fund's Board of Trustees extended the Fund's existing open market share repurchase program for an additional 12-month period. On February 26, 2016, the Board announced an increase in the authorized share repurchase amount up to 10% of the Fund's outstanding shares of common stock in open-market transactions over the period from December 1, 2015 until November 30, 2016, when the Fund's shares trade at a discount to net asset value. On September 21, 2016, the Fund announced that the Fund's Board of Trustees extended the Fund's existing open market share repurchase program for an additional 12-month period. The Board's authorization of the repurchase program extension follows the previous repurchase program, which commenced on December 1, 2015 and ran until November 20, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Deutsche Strategic Income Trust:

We have audited the accompanying statement of assets and liabilities of Deutsche Strategic Income Trust (the Fund), including the investment portfolio, as of November 30, 2016, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Strategic Income Trust at November 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 25, 2017

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Note Concerning November Distribution

The Fund previously estimated that 100% of the dividend payable on November 30, 2016 was comprised entirely of net investment income. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the Fund has updated its estimated sources to include approximately 8% as derived from return of capital. Such source designation and amount do not reflect the tax character of the distribution; they are estimates only and are not being provided for tax purposes. The final determination of the sources and tax characteristics of all distributions will be made after the end of the Fund's fiscal year. Shareholders will receive a Form 1099-DIV for the calendar year, which will describe how to report distributions for tax purposes.

Shareholder Meeting Results (Unaudited)

The Annual Meeting of Shareholders (the "Meeting") of Deutsche Strategic Income Trust (the "Fund") was held on September 30, 2016. At the close of business on July 20, 2016, the record date for the determination of shareholders entitled to vote at the Meeting, there were issued and outstanding 4,358,304.37 shares of the Fund’s beneficial interest, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 2,370,541 shares of the Fund’s beneficial interest were represented in person or by proxy, constituting a quorum. The following matters were voted upon by the shareholders of the Fund.

1. To elect four Class II Trustees to the Board of Trustees of the Fund:

A majority of shares outstanding and entitled to vote were required to elect a Trustee (e.g., at least 2,179,152 shares).

None of the nominees received a sufficient number of votes to be elected. Therefore each of the four incumbent Class II Trustees (Henry P. Becton, Jr., Paul K. Freeman, William McClayton, and Jean Gleason Stromberg) will continue to serve as a Class II Trustee until 2019 and until such time as his or her successor is elected and qualifies. The resulting votes are presented below:

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	834,264	90,503
Paul K. Freeman	840,054	84,714
William McClayton	824,397	100,372
Jean Gleason Stromberg	845,051	79,716
Arthur D. Lipson	1,424,508	21,266
Robert Ferguson	1,426,348	19,425
Matthew S. Crouse	1,424,508	21,266
Neil R. Chelo	1,426,348	19,425

John W. Ballantine, Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel and William N. Searcy, Jr. are each a Class I or Class III Trustee whose term of office continued after the Meeting.

On October 5, 2016, Western Investment LLC ("Western") filed a shareholder action in the Massachusetts Superior Court for Suffolk County (the "Court") asserting both direct and derivative claims against and on behalf of the Fund, and against the Trustees of the Fund in connection with the contested election of Trustees at the Meeting. In its complaint, Western seeks, among other things, declaratory and injunctive relief (i) declaring the Fund’s by-law requiring trustees to be elected by a majority of outstanding shares inapplicable to contested elections and (ii) compelling the Fund to seat Western’s nominees on the Fund’s Board. On November 3, 2016, the Court denied Western’s motion for a preliminary injunction. On November 23, 2016, the Fund and the Trustees filed a motion to dismiss all of Western’s claims and a hearing on the motion to dismiss was held on December 22, 2016.

2. To consider a shareholder proposal requesting that the Board of Trustees of the Fund take the necessary steps to declassify the Board.

Approval of the proposal required the affirmative vote of a majority of the shares of the Fund outstanding and entitled to vote on the proposal (e.g., at least 2,179,152 shares). The proposal was not approved. The resulting votes are presented below:

Number of Votes:
For	Against	Abstain
1,741,558	569,533	59,448

Dividend Reinvestment and Cash Purchase Plan

The Board of Trustees of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders that elect to have all dividends and distributions automatically reinvested in shares of the Fund (each a "Participant"). DST Systems, Inc. (the "Plan Agent") has been appointed by the Fund’s Board of Trustees to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund’s Web site at deutschefunds.com or by calling (800) 294-4366.

If you wish to participate in the Plan and your shares are held in your own name, contact Deutsche AM Service Company (the "Transfer Agent") at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366 for the appropriate form. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. Initial cash deposits will be invested within approximately 30 days. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan.

The Transfer Agent will establish a Dividend Investment Account (the "Account") for each Participant in the Plan. The Transfer Agent will credit to the Account of each Participant any cash dividends and capital gains distributions (collectively, "Distributions") paid on shares of the Fund (the "Shares") and any voluntary cash contributions made pursuant to the Plan. Shares in a Participant’s Account are transferable upon proper written instructions to the Transfer Agent.

If, on the valuation date for a Distribution, Shares are trading at a discount from net asset value per Share, the Plan Agent shall apply the amount of such Distribution payable to a Participant (less a Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Shares for a Participant’s Account. If, on the valuation date for a Distribution, Shares are trading at a premium over net asset value per Share, the Fund will issue on the payment date, Shares valued at net asset value per Share on the valuation date to the Transfer Agent in the aggregate amount of the funds credited to a Participant’s Account. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the Shares on the valuation date if the net asset value per Share of the Shares on the valuation date is less than 95% of the fair market value of the Shares on the valuation date. The valuation date will be the payment date for Distributions. Open-market purchases will be made on or shortly after the valuation date for Distributions, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

A Participant may from time to time make voluntary cash contributions to his or her Account in a minimum amount of $100 in any month (with a $36,000 annual limit) for the purchase on the open market of Shares for the Participant’s Account. Such voluntary contributions will be invested by the Plan Agent on or shortly after the 15th of each month and in no event more than 30 days after such dates, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. Voluntary cash contributions received from a Participant on or prior to the fifth day preceding the 15th of each month will be applied by the Plan Agent to the purchase of additional Shares as of that investment date. No interest will be paid on voluntary cash contributions held until investment. Consequently, Participants are strongly urged to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of any month. Voluntary cash contributions should be made in U.S. dollars and be sent by first-class mail, postage prepaid only to the following address (deliveries to any other address do not constitute valid delivery):

Deutsche Strategic Income Trust
Dividend Reinvestment and Cash Purchase Plan
c/o Deutsche AM Service Company
P.O. Box 219066
Kansas City, MO 64121-9066
(800) 294-4366

Participants may withdraw their entire voluntary cash contribution by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

The cost of Shares acquired for each Participant’s Account in connection with the Plan shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases.

The reinvestment of Distributions does not relieve the Participant of any tax that many be payable on the Distributions. The Transfer Agent will report to each Participant the taxable amount of Distributions credited to his or her Account. Participants will be treated for federal income tax purposes as receiving the amount of the Distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the Participant would have received if the Participant had elected to receive cash or, for Shares issued by the Fund, the fair market value of the Shares issued to the Participant.

The Fund may amend the Plan at any time or times but, only by mailing to each Participant appropriate written notice at least 90 days prior to the effective date thereof except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority in which case such amendment shall be effective as soon as practicable. The Plan also may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective immediately following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten calendar days prior to the record date for the Distribution; otherwise such withdrawal will be effective after the investment of the current Distribution. When a Participant withdraws from the Plan, or when the Plan is terminated by the Fund, the Participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a Participant so desires, the Transfer Agent will notify the Plan Agent to sell his or her Shares in the Plan and send the proceeds to the Participant, less brokerage commissions.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to Deutsche AM Service Company at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Strategic Income Trust’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s net asset value performance was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2015. The Board noted that on July 13, 2016, it had approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s management fee is charged only with respect to net assets, while many of the funds in the peer group pay management fees based upon managed assets. The Board noted that the Fund’s total (net) operating expenses excluding certain investment related expenses and based on managed assets were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015). The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. The Board is divided into three classes of Board Members, Class I, Class II and Class III. At each annual meeting of shareholders of the Trust, the class of Board Members elected at such meeting is elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member's successor, if any, or until such Board Member sooner dies, resigns, retires or is removed. The Board Members may also serve in similar capacities with other funds in the fund complex.

Class I Board Members were last elected in 2015 and will serve until the 2018 Annual Meeting of Shareholders. Class II Board Members were last elected in 2016 and will serve until the 2019 Annual Meeting of Shareholders. Class III Board Members were last elected in 2014 and will serve until the 2017 Annual Meeting of Shareholders. As previously noted, on July 13, 2016, the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Class I Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	100	—
Kenneth C. Froewiss (1945) Class III Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013– December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	100	—
John W. Ballantine (1946) Class III Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	100	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Class II Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	100	—
Dawn-Marie Driscoll (1946) Class III Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	100	—
Paul K. Freeman (1950) Class II Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	100	—
Richard J. Herring (1946) Class I Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	100	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Class II Board Member since 2004, and Vice Chairperson (2013– December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	100	—
Rebecca W. Rimel (1951) Class III Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	100	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Class I Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	100	—
Jean Gleason Stromberg (1943) Class II Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	100	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Jack Clark[8] (1967) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

Additional Information

Automated Information Line	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	Deutsche AM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

NYSE Symbol	KST
CUSIP Number	25160F 109

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the fund’s audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche Strategic Income Trust
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$71,642	$0	$7,353	$0
2015	$71,642	$0	$7,353	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$449,529	$0
2015	$0	$563,986	$2,350,151

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$7,353	$449,529	$595,469	$1,052,351
2015	$7,353	$2,914,137	$880,336	$3,801,826

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

3.)       In various communications beginning on January 25, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2015, the Ernst & Young Global Limited (“EYG”) member firm in Spain (“EY Spain”) provided a loaned staff service to Deutsche Bank AG, where a manager from EY Spain analyzed investment opportunities in Spain under the supervision of Deutsche Bank AG personnel. EY informed the Audit Committee that this loaned staff service where the EY professional temporarily acted as an employee of Deutsche Bank AG was inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team and did not involve services provided directly for the Fund. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

4.)       In various communications beginning on January 25, 2017, EY informed the Audit Committee that EY had identified an independence breach where a covered person maintains a lending relationship with an owner of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship is inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). The covered person’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above does not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Paul K. Freeman (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Richard J. Herring and John W. Ballantine.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy and Guidelines

1.	Introduction

Deutsche Asset Management (“AM”) has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – AM (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (the “GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non-US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these AM legal entities.

2.	AM’S Proxy Voting Responsibilities

Proxy votes are the property of AM’s advisory clients.1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley Voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and AM determines that a proxy vote (or other shareholder action) is materially important to the client’s account, AM may request that the agent recall the security prior to the record date to allow AM to vote the securities.

[1]	For purposes of this document, “clients” refers to persons or entities: (i) for which AM serves as investment adviser or sub-adviser; (ii) for which AM votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

3.	POLICIES
3.1.	Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

AM has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

3.2.	The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

•	Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;
•	Voting proxies where (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and
•	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.3	Availability of Proxy Voting Policy and Guidelines and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion. Note, however, that AM must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 5, below), if so required by relevant law.

4.	PROCEDURES

The key aspects of AM’s proxy voting process are delineated below.

4.1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 4.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

4.2.	Specific Proxy Voting Decisions Made by the GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.2

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

[2]	Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM Portfolio Managers, AM Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

4.3.	Certain Proxy Votes May Not Be Cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue; and
•	The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.4.	Conflict of Interest Procedures
4.4.1.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies3, the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. The Conflicts of Interest Management Sub-Committee within AM monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

[3]	As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case-by-case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.
[4]	Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policy and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

4.4.2.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Subject to participation agreements with certain Exchange Traded Funds (“ETFs”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

4.4.3.	Other Procedures that Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics - DB Group;
•	Conflicts of Interest Policy - DB Group;
•	Information Sharing Procedures – AWM, GTB & CB&S;
•	Code of Ethics – AWM; and
•	Code of Professional Conduct – US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with this Section. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5.	RECORDKEEPING

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

•	AM will maintain a record of each proxy vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.
•	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

−	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.
−	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms.
−	Analyst worksheets created for stock option plan and share increase analyses; and
−	Proxy Edge print-screen of actual vote election.

•	AM will (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
•	The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
•	With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:
−	The name of the issuer of the portfolio security;
−	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
−	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);
−	The shareholder meeting date;
−	A brief identification of the matter voted on;
−	Whether the matter was proposed by the issuer or by a security holder;
−	Whether the company cast its vote on the matter;
−	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and
−	Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Archiving and Record Retention Policy – Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

6.	The GPVSC’S Oversight Role

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended February 2016

[GRAPHIC OMITTED]

Table of Contents

I.		Board of Directors and Executives
	A.	Election of Directors
	B.	Classified Boards of Directors
	C.	Board and Committee Independence
	D.	Liability and Indemnification of Directors
	E.	Qualification of Directors
	F.	Removal of Directors and Filling of Vacancies
	G.	Proposals to Fix the Size of the Board
	H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards
	I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)
	J.	Proposals to Establish Audit Committees (For FFT and US Securities)
II.		Capital Structure
	A.	Authorization of Additional Shares (For US Securities)
	B.	Authorization of “Blank Check” Preferred Stock (For US Securities)
	C.	Stock Splits/Reverse Stock Splits
	D.	Dual Class/Supervoting Stock
	E.	Large Block Issuance (For US Securities)
	F.	Recapitalization into a Single Class of Stock
	G.	Share Repurchases
	H.	Reductions in Par Value
III.		Corporate Governance Issues
	A.	Confidential Voting
	B.	Cumulative Voting (For US Securities)
	C.	Supermajority Voting Requirements
	D.	Shareholder Right to Vote
IV.		Compensation
	A.	Establishment of a Remuneration Committee (For US Securities)
	B.	Executive Director Stock Option Plans
	C.	Employee Stock Option/Purchase Plans
	D.	Golden Parachutes
	E.	Proposals to Limit Benefits or Executive Compensation
	F.	Option Expensing
	G.	Management Board Election and Motion (For FFT Securities)
	H.	Remuneration (Variable Pay) (For FFT Securities)
	I.	Long-Term Incentive Plans (For FFT Securities)
	J.	Shareholder Proposals Concerning “Pay For Superior Performance”
	K.	Executive Compensation Advisory
	L.	Advisory Votes on Executive Compensation
V.		Anti-Takeover Related Issues
	A.	Shareholder Rights Plans (“Poison Pills”)
	B.	Reincorporation
	C.	Fair-Price Proposals
	D.	Exemption From State Takeover Laws
	E.	Non-Financial Effects of Takeover Bids
VI.		Mergers & Acquisitions
VII.		Environmental, Social & Governance Issues
	A.	Principles for Responsible Investment
	B.	ESG Issues
	C.	Labor & Human Rights
	D.	Diversity & Equality
	E.	Health & Safety
	F.	Government/Military
	G.	Tobacco
VIII.		Miscellaneous Items
	A.	Ratification of Auditors
	B.	Limitation of Non-Audit Services Provided by Independent Auditor
	C.	Audit Firm Rotation
	D.	Transaction of Other Business
	E.	Motions to Adjourn the Meeting
	F.	Bundled Proposals
	G.	Change of Company Name
	H.	Proposals Related to the Annual Meeting
	I.	Reimbursement of Expenses Incurred from Candidate Nomination
	J.	Investment Company Proxies
	K.	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives
A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (“GPVSC”) as set forth in the AM’s Proxy Voting Policy and Guidelines.

Rationale: The large majority of corporate Directors fulfill their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.
2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.
3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.
4.	“For” separation of the Chairman and CEO positions.
5.	“Against” proposals that require a company to appoint a Chairman who is an independent Director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders' interests are adequately represented. However, the Chairman of the Board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a Director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” Management proposals to limit Directors' liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want Directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualification of Directors

AM policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.

Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.

Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2.	“Against” proposals allowing Management to fix the size of the Board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Chief Executive Officer from serving on more than three outside Boards of Directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.

Rationale: We consider a strong, independent and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.

Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines

J.	Proposals to Establish Audit Committees

AM policy is to vote “for” proposals that require the establishment of Audit Committees.

Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.	Capital Structure
A.	Authorization of Additional Shares

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock

AM policy is to vote:

1.	“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.	Stock Splits / Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm, currently Institutional Shareholder Services (“ISS”) subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues
A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.

B.	Cumulative Voting

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,
b)	All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and
c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” Management proposals to require a supermajority vote to amend the charter or by-laws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*	Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. AM Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee

AM policy is to vote “for” proposals that require the establishment of a Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

1.	The resulting dilution of existing shares is less than (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).
2.	The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.
3.	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.
4.	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside Director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. AM Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and
2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (“FASB”) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management Board Election and Motion

AM policy is to vote “against”:

•	The election of Board members with positions on either Remuneration or Audit Committees;
•	The election of Supervisory Board members with too many Supervisory Board mandates; and
•	“Automatic” election of former Board members into the Supervisory Board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (Variable Pay)

Executive remuneration for Management Board

AM policy is to vote “for” Management Board remuneration that is transparent and linked to results.

Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when Management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-Term Incentive Plans

AM policy is to vote “for” long-term incentive plans for members of Management Boards that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	Directly align the interests of members of Management Boards with those of shareholders;
•	Establish challenging performance criteria to reward only above average performance;
•	Measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and
•	Do not allow a repricing of the exercise price in stock option plans.

J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policy and Guidelines.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive compensation practices on a case-by-case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow Management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis.

Rationale: AM believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of Management’s compensation.

L.	Advisory Votes on Executive Compensation

AM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AM will oppose Advisory Votes on Executive Compensation if:

1.	There is a significant misalignment between CEO pay and company performance;
2.	The company maintains significant problematic pay practices; and/or
3.	The Board exhibits a significant level of poor communication and responsiveness to shareholders.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive compensation practices exist.

M.	Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.	Anti-Takeover Related Issues
A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:

1.	Differences in state law between the existing state of incorporation and the proposed state of incorporation; and
2.	Differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights.

If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” Management fair-price proposals, provided that:

1.	The proposal applies only to two-tier offers;
2.	The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares;
3.	The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and
4.	The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from State Takeover Laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” Management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-Financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s policies and procedures.

VII.	Environmental, Social and Governance Issues

Environmental, social and governance issues (ESG) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.	Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AM (a) votes “for” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, will generally follow Management’s recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B.	ESG Issues

AM policy is to vote in line with the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Principles and the recommendations on Social and Sustainability issues not specifically addressed elsewhere in these Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS's predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: AM supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.	Labor and Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.	Diversity and Equality
1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or Board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the Equal Employment Opportunity Commission (“EEOC”) provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.	Health and Safety
1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labelling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.	Government/Military
1.	AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, Management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.	Tobacco
1.	AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and Management, and not to shareholder mandate.

VIII.	Miscellaneous Items
A.	Ratification of Auditors

AM policy is to vote “for” (a) the Management recommended selection of auditors and (b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.

B.	Limitation of Non-Audit Services provided by Independent Auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit Firm Rotation

AM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive.

D.	Transaction of Other Business

AM policy is to vote “against” transaction of other business proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AM Policy is to vote “against” proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support Management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote “for” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered Boards of closed-end investment companies, although AM generally votes “against” staggered Boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 1996 and the Fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
•	Prior to that, four years at Citicorp as a research analyst and structure of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
•	Head of US High Yield Bonds: New York.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 2006 with six years of industry experience, and the Fund in 2016.
•	Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
•	Portfolio Manager for High Yield Strategies: New York.
•	BS, University of Wisconsin – Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Compensation of Portfolio Managers

The Advisor and its affiliates are part of the Deutsche Bank Group of companies. As employees of a company in the Deutsche Bank Group, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as follows:

•	Fixed Pay (FP) is the key and primary element of compensation and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. Deutsche Asset Management) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.
•	Variable Compensation (VC) is a discretionary compensation element that enables the Advisor and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting Deutsche Bank Group affordability and the financial situation of Deutsche Bank AG (the “Bank”) and Deutsche Asset Management, the Bank’s asset management division. VC aims to:
•	Recognize that every employee contributes to the Bank’s success through the Deutsche Bank Group component of VC (Group Component),
•	Reflect individual performance through discretionary individual VC (Individual Component), and
•	Reward outstanding contributions at the junior levels through the discretionary Recognition Award.

Employee seniority as well as divisional and regional specifics determines which VC elements are applicable for a given employee and the conditions under which they apply. Both Group and Individual Components may be awarded in Bank shares or other share-based instruments and under deferral arrangements.

In general, each of the Advisor and its advisory affiliates seek to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate its investment professionals in light of and consistent with the compensation principles set forth above, the Advisor and its affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the Advisor and its affiliates consider a number of quantitative, qualitative and other factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Deutsche Funds advised by Deutsche Investment Management Americas Inc. (DIMA) as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Gary Russell	$50,001-$100,000	$500,001-$1,000,000
Thomas R. Bouchard	-	$10,001-$50,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	14	$4,642,696,161	-	-
Thomas R. Bouchard	6	$1,972,824,440	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-
Thomas R. Bouchard	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	4	$1,113,801,964	-	-
Thomas R. Bouchard	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.
•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	28,275	$ 10.32	n/a	n/a
January 1 through January 31	18,057	$ 10.31	n/a	n/a
February 1 through February 28	8,100	$ 10.28	n/a	n/a
March 1 through March 31	3,000	$ 10.92	n/a	n/a
April 1 through April 30	-	$ -	n/a	n/a
May 1 through May 31	-	$ -	n/a	n/a
June 1 through June 30	-	$ -	n/a	n/a
July 1 through July 31	-	$ -	n/a	n/a
August 1 through August 31	-	$ -	n/a	n/a
September 1 through September 30	-	$ -	n/a	n/a
October 1 through October 31	-	$ -	n/a	n/a
November 1 through November 30	-	$ -	n/a	n/a

Total	57,432	$ 10.38	n/a

The Fund may from time to time repurchase shares in the open market.

On September 11, 2015, the Fund announced that the Fund’s Board of Trustees extended the Fund’s existing open market share repurchase program for an additional 12-month period. On February 26, 2016, the Board announced an increase in the authorized share repurchase amount up to 10% of the Fund's outstanding shares of common stock. The Fund may continue to purchase outstanding shares of common stock in open-market transactions over the period from December 1, 2015 until November 30, 2016, when the Fund’s shares trade at a discount to net asset value. On September 21, 2016 the Fund announced that the Fund's Board of Trustees extended the Fund's existing repurchase program for an additional 12-month period. The Board’s authorization of the repurchase program extension follows the previous repurchase program, which commenced on December 1, 2015 and ran until November 30, 2016.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Strategic Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	1/27/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	1/27/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	1/27/2017